                                                                    Exhibit 99.2



Private Capital Management, L.P. and Affiliates
(A Carve-Out Entity)

Combined Financial Statements
For the Period June 30, 2000 Through December 31,
2000

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Table of Contents
--------------------------------------------------------------------------------

                                                                                                           Page(s)
Report of Independent Accountants                                                                             1


Financial Statements:

     Combined Statement of Financial Position                                                                 2

     Combined Statement of Operations and Partners' Equity                                                    3

     Combined Statement of Cash Flows                                                                         4

     Notes to Combined Financial Statements                                                                 5-8

                       Report of Independent Accountants


To the Owners of Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)


In our opinion, the accompanying combined statement of financial position and the related combined statements of operations and partners' equity and of cash flows present fairly, in all material respects, the financial position of Private Capital Management, L.P. and Affiliates (a carve-out entity) (the "Company") at December 31, 2000, and the results of their operations and their cash flows for the period from June 30, 2000 through December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the combined financial statements, on August 1, 2001, the Company was acquired by Legg Mason, Inc.



/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
August 1, 2001

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Combined Statement of Financial Position
--------------------------------------------------------------------------------

                                                        December 31,
                                                            2000
Assets
Current assets:
   Cash and cash equivalents                          $        559,060
   Accounts and other receivables                           16,517,435
   Prepaid expenses                                             26,250
                                                      ----------------

     Total current assets                                   17,102,745
                                                      ----------------

Other assets:
   Investment in partnerships                               10,662,931
   Other                                                        39,487
                                                      ----------------

     Total assets                                     $     27,805,163
                                                      ================


Liabilities and Partner's Equity
Current liabilities:
    Accounts payable and accrued expenses             $        477,663

Partners' equity                                            27,327,500
                                                      ----------------

     Total liabilities and partners' equity           $     27,805,163
                                                      ================




   The accompanying notes are an integral part of these combined financial statements.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Combined Statement of Operations and Partners' Equity
--------------------------------------------------------------------------------

                                                        Period from
                                                       June 30, 2000
                                                          through
                                                       December 31,
                                                           2000
Revenues:
   Investment advisory fees                           $   31,595,319
   Performance allocation from partnerships                1,136,131
   Income from partnerships                                  533,980
                                                      --------------

       Total revenues                                     33,265,430

Operating expenses:
   Compensation and related expenses                         740,152
   Professional and consulting fees                          156,637
   Travel and entertainment                                  123,652
   Other                                                     185,337
                                                      --------------

Operating income                                          32,059,652

Other income:
   Interest earned                                           182,499
                                                      --------------

Net income                                            $   32,242,151
                                                      ==============

Partners' Equity, beginning of period                      9,314,363

Partner Contributions                                      7,345,411

Distributions to Partners                                (21,574,425)
                                                      --------------

Partners' Equity, end of period                       $   27,327,500
                                                      ==============

   The accompanying notes are an integral part of these combined financial statements.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Combined Statement of Cash Flows
--------------------------------------------------------------------------------


                                                                 Period from
                                                                June 30, 2000
                                                                   through
                                                                 December 31,
                                                                     2000
Cash flows from operating activities:
   Net income                                                   $ 32,242,151
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                                      2,897
     Income allocated from partnerships                           (1,670,111)
     Changes in operating assets and liabilities:
       Increase in accounts and other receivables                 (8,562,980)
       Increase in prepaid expenses                                  (18,336)
       Increase in other assets                                      (33,569)
       Increase in accounts payable and accrued expenses             108,739
                                                                ------------

         Net cash provided by operating activities                22,068,791
                                                                ------------

Cash flows from investing activities:
    Withdrawals from partnerships                                        287
                                                                ------------

          Net cash provided by investing activities                      287
                                                                ------------

Cash flows from financing activities:
   Distributions to Partners                                     (21,574,425)
                                                                ------------

         Net cash used in financing activities                   (21,574,425)
                                                                ------------

Increase in cash and cash equivalents                                494,653

Cash and cash equivalents, beginning of period                        64,407
                                                                ------------
Cash and cash equivalents, end of period                        $    559,060
                                                                ============
Non-cash financing activity:
   Contribution of assets and liabilities                       $  7,345,411
                                                                ============

   The accompanying notes are an integral part of these combined financial statements.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Notes to Combined Financial Statements
December 31, 2000
--------------------------------------------------------------------------------

1.   Organization and nature of business

     On August 1, 2001, Legg Mason, Inc. ("Legg Mason") completed its acquisition of Private Capital Management, L.P. (PCM-L.P.) whereby it acquired certain business operations of PCM-L.P., Carnes Capital Corporation ("CCC"), and certain affiliated entities (the "Affiliates"). PCM-L.P., CCC and the Affiliates are under common control and/or management. Collectively, the business operations acquired, including the related assets, liabilities and operations of PCM-L.P., excluding the assets, liabilities and operations of CCC which are reported on in a separate set of financial statements, are referred to hereafter as the "Company". Under the terms of the agreement, Legg Mason paid $682 million at closing. The transaction also includes two contingent payments at the end of the third and fifth anniversaries of the closing, with the total purchase price capped at $1.382 billion.

     PCM-L.P., a Florida Limited Partnership, is a registered investment advisor that specializes in the management of equity assets for individuals and institutions. PCM-L.P. was formed on June 29, 2000, whereby Private Capital Management, Inc. (an S Corporation) contributed its investment advisory business and certain operating assets of approximately $7.4 million to PCM-L.P. for a partnership interest in PCM-L.P. The assets transferred were recorded in the accounting records of PCM-L.P. at the historical carrying value used by Private Capital Management, Inc.

     CCC is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. CCC generates its revenue principally by providing securities brokerage services to clients of affiliated entities.

     The Affiliates, consisting of PCM G.P., Inc., Private Value Equity Partners L.P., SPS Management, LLC and SPS Partners, L.P., provide management and administrative services to certain private equity investment limited partnerships (the "Private Equity Funds").

     PCM G.P., Inc., owns a 0.1% interest and is the general partner of PCM-L.P. PCM G.P., Inc. is a wholly-owned subsidiary of one of the limited partners.

2.   Summary of Significant Accounting Policies

     Basis of presentation

     The combined financial statements of the Company include the carve-out of the combined asset, liabilities and results of operations of the businesses of the Company acquired by Legg Mason as of and for the period ended December 31, 2000. For purposes of presenting the carve-out combined financial statements of the Company, allocations were required to be determined for the assets and operations that were not acquired by Legg Mason. The assets and liabilities of the Company are presented at their historical carrying values. All significant intercompany accounts and transactions have been eliminated. Management believes that the allocation methodology is reasonable.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Notes to Combined Financial Statements
December 31, 2000
--------------------------------------------------------------------------------

     Use of estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

     Cash and equivalents

     The Company considers money market accounts and all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

     Accounts receivable

     Accounts receivable represents the balance due from the Company's clients for investment management and advisory services. Management estimates these receivables to be fully collectible.

     Investment in partnerships

     Investment in partnerships represents the Company's capital balance in the Private Equity Funds resulting from net unrealized and realized capital gains allocated to the Company as general partner of the partnerships plus income and expenses allocated to the Company on its undistributed capital balances that remained invested in the partnerships (see Note 3). Losses are only allocated to the general partner to the extent there are undistributed gains available to offset losses, and gains are only allocated to the extent they exceed previous unallocated losses.

     Revenue recognition

     The Company recognizes revenue for investment advisory fees based upon a percentage of the assets under management as calculated on the last day of each calendar quarter. At December 31, 2000, investment advisory fees were charged on approximately $5.87 billion in assets under management, excluding the Private Equity Funds. Investment advisory fees are recognized as earned and are normally 1.0% to 1.5% (annualized) of assets under management, with discounts offered in certain cases.

     The Company is also responsible for the management and administration of certain Private Equity Funds (see Note 3). The Company receives a quarterly fee based upon the market value of the outstanding units of the Private Equity Funds, as calculated on the last day of each calendar quarter. The Company also earns a performance allocation based upon the net realized and unrealized gains of the Private Equity Funds. Performance allocations are recognized at the end of the performance period, either monthly or quarterly, and paid, either quarterly or annually, as defined.

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Notes to Combined Financial Statements
December 31, 2000
--------------------------------------------------------------------------------

     Income taxes

     The Company consists of partnerships and a limited liability company. As such, net income of the Company was not subject to federal or state income taxes as the income is taxed directly to the owners. Thus, no provision has been made for federal or state income taxes.

3.   Private Equity Funds

     The Company serves as general partner and/or investment manager for four Private Equity Funds: Private Value Fund, L.P.; Private Value Fund II, L.P.; Collier Fund, Ltd..; and Entrepreneurial Value Fund, L.P. All of these partnerships were formed for the purpose of investing primarily in public securities, therefore, their assets principally consist of investment securities accounted for at fair value.

     The Company's assets under management and investment in partnerships at December 31, 2000 were as follows:


                                               Assets under
                                                management     Investment in
                                                  (000's)       partnerships

          Private Value Fund, L.P.              $   125,318     $  1,864,190
          Private Value Fund II, L.P.               309,031        4,214,704
          Collier Fund, Ltd.                        151,878            -
          Entrepreneurial Value Fund, L.P.          195,420        4,584,037
                                                -----------     ------------
                                                $   781,647     $ 10,662,931
                                                ===========     ============


     The following table summarizes the financial information of the Private Equity Funds as of and for the period ended December 31, 2000 (unaudited):

                                    Private         Private                      Entrepreneurial
                                      Value          Value          Collier           Value
                                   Fund, L.P.    Fund II, L.P.     Fund, Ltd.       Fund, L.P.
Total assets                    $ 133,646,385   $ 309,046,023   $ 152,085,498   $ 195,419,946
Total liabilities                   8,484,492         571,599       1,154,814         418,735
Total net investment income           780,988         674,734          41,770         828,365
Total realized and unrealized
  gains (losses)                   15,210,610      34,627,421      18,281,541      (2,740,811)

Private Capital Management, L.P. and Affiliates (A Carve-Out Entity)

Notes to Combined Financial Statements
December 31, 2000
--------------------------------------------------------------------------------

4.   Pension and 401(k) Plans

     The Company's employees participate in a pension plan administered by an affiliated entity. The Company made no contributions to the plan for the period ended December 31, 2000.

     The Company's employees participate in a 401(k) plan pursuant to salary reduction agreements. The Company matches the employees' contributions up to a maximum of 4 percent. For the period ended December 31, 2000, Company contributions under the plan amounted to approximately $1,000.

5.   Related Party Transactions

     Certain expenses and various assets are shared with an affiliated entity and the allocation of these expenses and assets is estimated by management. Other affiliated entities also provide consulting and certain supporting administrative services to the Company and certain expenses of the Company are paid for by, and reimbursable to, these affiliated entities. For the period ended December 31, 2000, the Company incurred expenses of approximately $297,000 payable to these affiliated entities.

     Accounts receivable includes approximately $4,131,000 as of December 31, 2000 for amounts due for investment advisory services from affiliated companies or individuals related to the owners of the Company. Investment advisory fees and performance allocations of approximately $9,900,000 for the period ended December 31, 2000 were earned from affiliated companies, the Private Equity Funds, and individuals related to the owners. The fee rate charged for these services is equivalent to the rate offered to unaffiliated clients.

     Clients that represent approximately 68% of the assets under management of the Company are also clients of CCC.

6.   Fair Value of Financial Instruments

     Financial Accounting Standards Board Statement No. 107, Disclosures About Fair Value of Financial Instruments requires that all entities disclose the fair value of financial instruments, as defined, for both assets and liabilities recognized and not recognized in the statement of financial position. The Company's financial instruments, as defined, are carried at, or approximate, fair value.